Subject to Revision

Computational Materials as revised July 8, 2003

$675,000,000 (Approximate)

GMAC RFC (Graphic Omitted)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS6

RASC Series 2003-KS6 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

July 8, 2003

CREDIT SUISSE FIRST BOSTON

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Offered Certificates
Class[3,4]	Expected Approximate Size[1]	Interest Type	Principal Type	Loan Group	Expected Ratings (M/S)	Expected WAL (to call/mat)[2]	Principal Window (to call/mat)[2]	Final Scheduled Distribution Date[5]
A-I6	$405,800,000	Floating	Pass-Through	I	Aaa/AAA	2.33 / 2.50	1 - 68 / 1 - 147	August 2033
A-II	200,000,000	Floating	Pass-Through	II	Aaa/AAA	2.33 / 2.51	1 - 68 / 1 - 148	August 2033
M-1[7]	32,100,000	Floating	Mezzanine	I & II	Aa2/AA+	4.13 / 4.44	39 - 68 / 39 - 107	August 2033
M-2[7]	25,300,000	Floating	Mezzanine	I & II	A2/A+	4.06 / 4.22	37 - 68 / 37 - 91	August 2033
M-3[7]	11,800,000	Floating	Mezzanine	I & II	Baa2/BBB+	3.57 / 3.57	37 - 65 / 37 - 65	August 2033
	$675,000,000

  The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
  The Offered Certificates will be priced to the Optional Termination Date at the Pricing Speed.
  The applicable margin for the Class A Certificates will double and the applicable margin for the Class M Certificates will increase by a multiple of 1.5x on the second Distribution Date after the Optional Termination Date.
  The Offered Certificates will accrue interest at 1-month LIBOR plus an applicable margin and will be subject to a Net WAC Cap.
  The Final Scheduled Distribution Date is the Distribution Date occurring in the month following the last scheduled monthly payment on any mortgage loan.
  The Class A-I is not available due to reverse inquiry.
  The Class M Certificates are not expected to receive payments of principal prior to the Stepdown Date.

Summary of Terms
Title of Securities:	RASC Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS6
Offered Certificates:

Class A-I Certificates and Class A-II Certificates (the "Class A Certificates"). Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates (the "Class M Certificates"). The Class A Certificates and the Class M Certificates are referred to herein as the "Offered Certificates".

Master Servicer:	Residential Funding Corporation

The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately [89.36]% of the Mortgage Loans in Loan Group I and [87.71]% of the Mortgage Loans in Loan Group II.

Trustee:	JPMorgan Chase Bank
Depositor:	Residential Asset Securities Corporation, an affiliate of Residential Funding Corporation.
Lead Manager:	Credit Suisse First Boston
Co-Managers:	JP Morgan Residential Funding Securities Corporation
Mortgage Insurance Provider:	Mortgage Guaranty Insurance Corporation ("MGIC")
Statistical Cut-off Date:	June 1, 2003
Cut-off Date:	July 1, 2003
Closing Date:	On or about July 30, 2003.
Distribution Date:

Distribution of principal and interest on the Offered Certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in August 2003.

Pricing Speed:

100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Form of Certificates:

The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and the Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.
ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium for the MI Policy for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Mortgage Loans:

The mortgage pool will consist of Mortgage Loans that will be divided into two groups, Loan Group I and Loan Group II. Loan Group I will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group I.

Mortgage Insurance Policy:

The Depositor will acquire a mortgage insurance policy issued by MGIC (the "MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50% for both Loan Group I and Loan Group II. As of the Cut-off Date, approximately [67.44]% of Loan Group I and approximately [65.22]% of Loan Group II will be covered by the MI Policy. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

Net WAC Cap:

With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs, multiplied by a fraction equal to 30 divided by the actual number of days in the related interest accrual period (as adjusted to account for payments required to be made under the yield maintenance agreement, if any). "Net Mortgage Rate" means with respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

Basis Risk Shortfall:

If on any Distribution Date the pass-through rate on any class of Offered Certificates is limited to the Net WAC Cap, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the Weighted Average Maximum Net Mortgage Rate over the Net WAC Cap. The Weighted Average Maximum Net Mortgage Rate will equal the weighted average of the maximum mortgage rates (net of the Expense Fee Rate) on the Mortgage Loans as of the due date immediately preceding the related due period multiplied by a fraction equal to 30 divided by the actual number of days in the related interest accrual period. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Yield Maintenance Agreement and will be paid as described in the pooling and servicing agreement. No such carryforward will be paid to any class of Offered Certificates once such class' certificate principal balance has been reduced to zero or if the Master Servicer exercises the optional termination.

Basis Risk Shortfall Carry-Forward Amount:

With respect to each Offered Certificate and any Distribution Date, an amount equal to any unpaid Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate, provided that this rate is no greater than the Weighted Average Maximum Net Mortgage Rate.

Optional Termination Date:

On any Distribution Date on which the aggregate outstanding principal balance of all of the Mortgage Loans as of the related determination date is less than 10% of the aggregate principal balance of all of the Mortgage Loans as of the Cut-off Date, the Master Servicer may, but will not be required to, purchase from the trust all of the remaining Mortgage Loans and cause an early retirement of the certificates, or purchase all of the certificates. An optional purchase of the certificates will cause the outstanding certificate principal balance to be paid in full with accrued interest.

Coupon Step-up:

If the Master Servicer does not purchase the remaining Mortgage Loans on the Optional Termination Date, the applicable margin on the Class A Certificates will double and the applicable margin for the Class M Certificates will increase to 1.5x the original margin on the second Distribution Date following the Optional Termination Date.

Credit Enhancement
Credit Enhancement:	Credit enhancement for the structure is provided by: Subordination Excess Cash Flow Overcollateralization
Expected Credit Support Percentage:

* For any class of Offered Certificates, the Initial Credit Enhancement is the sum of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The Initial Credit Support is not inclusive of the OC Target.

Subordination Percentage:
Excess Cash Flow:

For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Offered Certificates for that Distribution Date and (y) the principal remittance amount for that Distribution Date and (b) any overcollateralization reduction amounts for that Distribution Date. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Overcollateralization Amount:

The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the Mortgage Loans, generally until the required OC level is reached. The acceleration of principal payments is achieved by applying certain excess interest collected on the Mortgage Loans to the payment of principal on the Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the Mortgage Loans, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the Mortgage Loans over the aggregate certificate principal balance of the Offered Certificates is created. Excess interest on the Mortgage Loans will be directed to build the OC until the required OC Target is reached. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied on the seventh Distribution Date (February 2004).

Overcollateralization Target Amount:	The Overcollateralization Target Amount ("OC Target") will be equal to zero for the first six Distribution Dates. On any Distribution Date thereafter the OC Target will be equal to the OC Floor.
Overcollateralization Floor:	An amount equal to the product of (x) 0.50% and (y) the aggregate initial principal balance of the Mortgage Loans.
Stepdown Date:	The later to occur of (x) the Distribution Date in August 2006 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [21.50]%.
Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if (i) the product of (x) [1.1] and (y) the Sixty-Plus Delinquency Percentage, equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) if during such period the Cumulative Realized Loss Percentage as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the values defined below:

Group I Interest Remittance Amount:

The Group I Interest Remittance Amount with respect to any Distribution Date is that portion of the available amount (after payments in respect of the Expense Fee Rate) for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group II Interest Remittance Amount:

The Group II Interest Remittance Amount with respect to any Distribution Date is that portion of the available amount (after payments in respect of the Expense Fee Rate) for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date on or after the Stepdown Date, the arithmetical average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including mortgaged loans in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans immediately preceding the relevant Distribution Date.

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement for the benefit of the Offered Certificates. The Yield Maintenance Agreement notional balance for any Distribution Date will be the lesser of (x) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date and (y) the approximate amount specified below. In exchange for a fixed payment on the Closing Date, the counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in September 2003. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below. The Yield Maintenance Agreement will terminate after the Distribution Date in June 2005.

Interest Distributions

On each Distribution Date, Interest Distributions to the Class A Certificateholders will be made from the available amount as follows:

  to the Class A-I Certificates from the Group I Interest Remittance Amount, accrued and unpaid interest, and to the Class A-II Certificates from the Group II Interest Remittance Amount, accrued and unpaid interest;
  to the extent not covered by clause (i) above, to the Class A-I Certificates from the Group II Interest Remittance Amount, accrued and unpaid interest, and to the Class A-II Certificates from the Group I Interest Remittance Amount, accrued and unpaid interest;
  to the extent not covered by clauses (i) and (ii) above, to the Class A-I Certificates from the Principal Remittance Amount related to Loan Group I, accrued and unpaid interest, and to the Class A-II Certificates from the Principal Remittance Amount related to Loan Group II, accrued and unpaid interest; and
  to the extent not covered by clauses (i), (ii) and (iii) above, to the Class A-I Certificates from the Principal Remittance Amount related to Loan Group II, accrued and unpaid interest, and to the Class A-II Certificates from the Principal Remittance Amount related to Loan Group I, accrued and unpaid interest.

On each Distribution Date, following the distributions made to the holders of the Class A Certificates, the Trustee shall make the following distributions in the order of priority described below, in each case to the extent of the available amount for such Distribution Date:

  to the holders of the Class M-1 Certificates, accrued and unpaid interest for such class for such Distribution Date;
  to the holders of the Class M-2 Certificates, accrued and unpaid interest for such class for such Distribution Date;
  to the holders of the Class M-3 Certificates, accrued and unpaid interest for such class for such Distribution Date;
  any remainder as described under "Excess Cash Flow Distributions".

Interest Distributions to the holders of the Offered Certificates will be reduced by prepayment interest shortfalls not covered by compensating interest or Excess Cash Flow.

Principal Distributions

For each Distribution Date, the Principal Distribution Amount will be distributed as follows:

  Concurrently, the Class A-I Principal Distribution Amount will be distributed to the Class A-I Certificates, until the certificate principal balance of the Class A-I Certificates has been reduced to zero, and the Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates, until the certificate principal balance of the Class A-II Certificates has been reduced to zero;
  Any remaining Class A Principal Distribution Amount will be distributed to the remaining class of Class A Certificates, until the certificate principal balance of that class of Class A Certificates has been reduced to zero;
  The Class M-1 Principal Distribution Amount, to the Class M-1 Certificates, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;
  The Class M-2 Principal Distribution Amount, to the Class M-2 Certificates, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;
  The Class M-3 Principal Distribution Amount, to the Class M-3 Certificates, until the certificate principal balance of the Class M-3 Certificates is reduced to zero.

Excess Cash Flow Distributions

On any Distribution Date, the Excess Cash Flow will be allocated in the following order of priority:

  To pay the holders of the Offered Certificates the principal portion of realized losses (in the amounts and the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans for the preceding calendar month;
  Commencing on the Distribution Date in February 2004, to pay the holders of the Offered Certificates in respect of principal (in the amounts and the order of priority as described above under "Principal Distributions"), until the OC Target has been achieved;
  To pay to the holders of the Offered Certificates, pro-rata based on accrued certificate interest otherwise due thereon, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by compensating interest on that Distribution Date;
  To pay to the holders of the Offered Certificates, pro-rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;
  To pay to the holders of the Class A Certificates, pro-rata, and then to the Class M Certificates, in order of priority, the amount of any Basis Risk Shortfall Carry-Forward Amounts; and
  To pay to the holder of the Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Allocation of Losses

Any realized losses, that are not Excess Losses, will be allocated in the following order of priority:

  To Excess Cash Flow for the related Distribution Date;
  To the overcollateralization, until reduced to zero;
  To the Class M-3 Certificates, until reduced to zero;
  To the Class M-2 Certificates, until reduced to zero;
  To the Class M-1 Certificates, until reduced to zero; and
  With respect to such realized losses from Loan Group I, to the Class A-I Certificates and the Class A-II Certificates, in that order, and with respect to such realized losses from Loan Group II, to the Class A-II Certificates and the Class A-I Certificates, in that order.

Definitions
Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

Principal Distribution Amount:

For any Distribution Date, the sum of (a) the Principal Remittance Amount and (b) the Excess Cash Flow to the extent distributable as principal to cover losses on the Mortgage Loans and to reach the OC Target minus the related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

Principal Allocation Amount:

With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the aggregate amount of realized losses on the Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Mortgage Loans, in determining the Class A-I Principal Distribution Amount and Class A-II Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group I and Loan Group II, respectively.

Class A Principal Distribution Amount:

With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i) the Principal Distribution Amount for that Distribution Date; and

(ii) the excess, if any, of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class A-I Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to Loan Group I for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Class A-II Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to Loan Group II for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and
  the excess, if any of (A) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-2 Principal Distribution Amount:

With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and
  the excess, if any of (A) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amount; and
  the excess, if any of (A) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the applicable Subordination Percentage of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Bond Sensitivity Tables

To Call

Class A-I
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	19.58	4.49	3.09	2.33	1.83	1.50
Mod Durn	16.88	4.30	3.01	2.29	1.82	1.49
Principal Window	Aug03 - May32	Aug03 - Feb15	Aug03 - Apr11	Aug03 - Mar09	Aug03 - Nov07	Aug03 - Dec06
Principal # Months	346	139	93	68	52	41

Class A-II
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	19.55	4.49	3.09	2.33	1.84	1.50
Mod Durn	16.82	4.30	3.01	2.30	1.82	1.49
Principal Window	Aug03 - May32	Aug03 - Feb15	Aug03 - Apr11	Aug03 - Mar09	Aug03 - Nov07	Aug03 - Dec06
Principal # Months	346	139	93	68	52	41

Class M-1
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	26.46	7.71	5.20	4.13	3.75	3.40
Mod Durn	21.15	7.19	4.98	4.00	3.65	3.32
Principal Window	Dec25 - May32	May07 - Feb15	Aug06 - Apr11	Oct06 - Mar09	Dec06 - Nov07	Dec06 - Dec06
Principal # Months	78	94	57	30	12	1

Class M-2
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	26.46	7.71	5.20	4.06	3.55	3.36
Mod Durn	18.59	6.86	4.80	3.83	3.38	3.21
Principal Window	Dec25 - May32	May07 - Feb15	Aug06 - Apr11	Aug06 - Mar09	Sep06 - Nov07	Oct06 - Dec06
Principal # Months	78	94	57	32	15	3

Class M-3
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	25.79	6.62	4.48	3.57	3.21	3.12
Mod Durn	15.12	5.63	4.01	3.27	2.97	2.90
Principal Window	Dec25 - Mar32	May07 - Aug14	Aug06 - Dec10	Aug06 - Dec08	Aug06 - Sep07	Aug06 - Nov06
Principal # Months	76	88	53	29	14	4

Bond Sensitivity Tables

To Maturity

Class A-I
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	19.63	4.83	3.33	2.50	1.97	1.57
Mod Durn	16.92	4.59	3.23	2.46	1.95	1.56
Principal Window	Aug03 - Jun33	Aug03 - Mar27	Aug03 - Apr20	Aug03 - Oct15	Aug03 - Dec12	Aug03 - Nov10
Principal # Months	359	284	201	147	113	88

Class A-II
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	19.60	4.83	3.33	2.51	1.98	1.57
Mod Durn	16.85	4.59	3.23	2.46	1.95	1.56
Principal Window	Aug03 - Jun33	Aug03 - Mar27	Aug03 - Apr20	Aug03 - Nov15	Aug03 - Dec12	Aug03 - Dec10
Principal # Months	359	284	201	148	113	89

Class M-1
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	26.56	8.33	5.63	4.44	3.99	4.19
Mod Durn	21.21	7.68	5.34	4.28	3.88	4.06
Principal Window	Dec25 - Apr33	May07 - Jul21	Aug06 - Oct15	Oct06 - Jun12	Dec06 - May10	Mar07 - Nov08
Principal # Months	89	171	111	69	42	21

Class M-2
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	26.52	8.03	5.41	4.22	3.67	3.50
Mod Durn	18.62	7.08	4.98	3.96	3.49	3.34
Principal Window	Dec25 - Jan33	May07 - Jan19	Aug06 - Dec13	Aug06 - Feb11	Sep06 - May09	Oct06 - Feb08
Principal # Months	86	141	89	55	33	17

Class M-3
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Price	100.0000	100.0000	100.0000	100.0000	100.0000	100.0000
WAL	25.79	6.62	4.48	3.57	3.21	3.12
Mod Durn	15.12	5.63	4.01	3.27	2.97	2.90
Principal Window	Dec25 - Mar32	May07 - Aug14	Aug06 - Dec10	Aug06 - Dec08	Aug06 - Sep07	Aug06 - Nov06
Principal # Months	76	88	53	29	14	4

Net WAC Cap Schedule

To Call*
Net WAC Cap Analysis at Fully-Indexed Rate
Month	(%)	(%)[1]	Month	(%)	(%)[1]
1	NA	NA	35	8.92%	8.92%
2	5.40%	7.25%	36	10.16%	10.16%
3	5.58%	7.25%	37	9.83%	9.83%
4	5.40%	7.25%	38	9.83%	9.83%
5	5.58%	7.25%	39	10.16%	10.16%
6	5.40%	7.25%	40	9.83%	9.83%
7	5.40%	7.25%	41	10.42%	10.42%
8	5.77%	7.24%	42	11.00%	11.00%
9	5.40%	7.24%	43	11.00%	11.00%
10	5.58%	7.24%	44	12.18%	12.18%
11	5.40%	7.24%	45	11.00%	11.00%
12	5.58%	7.24%	46	11.36%	11.36%
13	5.40%	7.24%	47	11.26%	11.26%
14	5.40%	7.24%	48	11.74%	11.74%
15	5.58%	7.24%	49	11.36%	11.36%
16	5.40%	7.24%	50	11.36%	11.36%
17	5.58%	7.24%	51	11.74%	11.74%
18	5.40%	7.24%	52	11.36%	11.36%
19	5.40%	7.24%	53	12.00%	12.00%
20	5.98%	7.24%	54	11.62%	11.62%
21	5.40%	7.24%	55	11.62%	11.62%
22	5.58%	7.24%	56	12.42%	12.42%
23	5.40%	7.23%	57	11.62%	11.62%
24	7.57%	7.57%	58	12.00%	12.00%
25	7.32%	7.32%	59	11.69%	11.69%
26	7.32%	7.32%	60	12.08%	12.08%
27	7.57%	7.57%	61	11.69%	11.69%
28	7.33%	7.33%	62	11.69%	11.69%
29	7.58%	7.58%	63	12.08%	12.08%
30	8.24%	8.24%	64	11.69%	11.69%
31	8.24%	8.24%	65	12.08%	12.08%
32	9.13%	9.13%	66	11.69%	11.69%
33	8.24%	8.24%	67	11.69%	11.69%
34	8.52%	8.52%	68	12.94%	12.94%

* Net WAC Cap Schedule assumes 1M LIBOR and 6M LIBOR equal to 20%.

1 Run to call and including any payments from the Yield Maintenance Agreement.

Characteristics of Initial Mortgage Loans

Group I Mortgage Loans

Group I Mortgage Loan Characteristics Summary Report
	Total	Minimum	Maximum
Statistical Calculation Date Aggregate Principal Balance	$431,755,475.08
Number of Loans	3,196
Average Current Loan Balance	$135,092	$24,000	$399,582
(1)Weighted Average Original Loan-to-Value Ratio	81.5560%	20.000%	95.000%
(1)Weighted Average Mortgage Rate	7.4164%	4.600%	11.650%
(1)Weighted Average Net Mortgage Rate	5.5799%	2.730%	11.070%
(1) Weighted Average Note Margin	7.0116%	3.500%	11.350%
(1) Weighted Average Maximum Mortgage Rate	13.9286%	9.625%	18.650%
(1) Weighted Average Minimum Mortgage Rate	7.5747%	4.600%	11.650%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26
(1) Weighted Average Remaining Term to Maturity (months)	359	239	360
(1) Weighted Average Credit Score	613	466	796

(1) Weighted Average reflected in Total
	Range	Percent of Statistical Calculation Date Principal Balance

Product Type	Adjustable	100.00%

Lien	First	100.00%

Property Type	Single-family detached	82.57%
	2 to 4 Family	5.76%
	Planned Unit Developments (detached)	5.56%
	Condo Low-Rise (less than 5 stories)	3.58%
	Planned Unit Developments (attached)	1.65%
	Townhouse	0.46%
	Manufactured Home	0.43%

Occupancy Status	Primary Residence	94.44%
	Non Owner Occupied	5.17%
	Second/Vacation	0.39%

Documentation Type	Full Documentation	79.27%
	Reduced Documentation	20.73%

Geographic Distribution	California	21.10%
	Michigan	6.75%
	Florida	6.42%
	Illinois	5.66%

Number of States (including DC)		50

Loans with Mortgage Insurance		67.65%
(either borrower paid primary insurance policy or the Mortgage Insurance Policy)

Loans with Prepayment Penalties		84.71%

Servicer	HomeComings	89.36%

Credit Score Distribution of the Group I Mortgage Loans
range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average loan-to-value ratio
-499 or Less	22	$2,647,219	0.61%	$120,328	78.41%
500 - 519	52	5,543,832	1.28	106,612	75.25
520 - 539	140	16,296,248	3.77	116,402	74.58
540 - 559	274	33,297,735	7.71	121,525	79.78
560 - 579	402	50,591,828	11.72	125,850	81.68
580 - 599	442	56,642,748	13.12	128,151	81.11
600 - 619	556	76,655,184	17.75	137,869	82.80
620 - 639	523	75,954,864	17.59	145,229	83.01
640 - 659	345	51,081,291	11.83	148,062	82.10
660 - 679	174	24,631,495	5.70	141,560	81.17
680 - 699	99	14,318,622	3.32	144,633	81.60
700 - 719	80	11,754,339	2.72	146,929	82.23
720 - 739	38	5,763,280	1.33	151,665	81.09
740 - 759	22	3,053,749	0.71	138,807	82.86
760 or greater	20	3,204,363	0.74	160,218	82.58
Subtotal with Credit	3,189	431,436,797	99.93	135,289	81.56
Not Available	7	318,678	0.07	45,525	71.70
TOTAL	3,196	$431,755,475	100.00%	$135,092	81.56%

As of the cut-off date, the weighted average credit score of the Group I Mortgage Loans will be approximately 613.

Original Mortgage Loan Principal Balances of the Group I Mortgage Loans
range of Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
0 to 100,000	1,150	$83,439,999	19.33%	$72,557	603	80.57%
100,001 to 200,000	1,511	216,137,373	50.06	143,043	613	81.94
200,001 to 300,000	496	119,584,477	27.70	241,098	619	81.60
300,001 to 400,000	39	12,593,627	2.92	322,914	623	81.01
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the average unpaid principal balance of the Group I Mortgage Loans will be approximately $135,092.

Net Mortgage Rates of the Group I Mortgage Loans
range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2.500 - 2.999	7	$1,084,676	0.25%	$154,954	626	76.10%
3.000 - 3.499	69	13,763,705	3.19	199,474	651	79.03
3.500 - 3.999	178	31,386,579	7.27	176,329	642	79.88
4.000 - 4.499	380	58,983,589	13.66	155,220	633	80.86
4.500 - 4.999	481	68,717,953	15.92	142,865	628	81.99
5.000 - 5.499	505	69,413,219	16.08	137,452	625	82.94
5.500 - 5.999	383	49,001,507	11.35	127,941	617	82.71
6.000 - 6.499	264	31,293,888	7.25	118,537	604	82.29
6.500 - 6.999	235	30,011,628	6.95	127,709	596	81.34
7.000 - 7.499	215	27,051,514	6.27	125,821	580	81.70
7.500 - 7.999	192	22,663,367	5.25	118,038	561	80.46
8.000 - 8.499	158	16,723,760	3.87	105,847	558	81.74
8.500 - 8.999	62	5,792,140	1.34	93,422	548	79.89
9.000 - 9.499	37	3,430,154	0.79	92,707	527	76.21
9.500 - 9.999	20	1,669,748	0.39	83,487	521	74.73
10.000 - 10.499	5	304,428	0.07	60,886	558	62.54
10.500 - 10.999	4	389,392	0.09	97,348	528	82.89
11.000 - 11.499	1	74,227	0.02	74,227	504	55.00
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average net mortgage rate of the Group I Mortgage Loans will be approximately 5.5799% per annum.

Mortgage Rates of the Group I Mortgage Loans
range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.500 - 4.999	1	$242,250	0.06%	$242,250	682	95.00%
5.000 - 5.499	17	2,596,111	0.60	152,712	628	73.85
5.500 - 5.999	133	25,268,100	5.85	189,986	656	79.17
6.000 - 6.499	246	41,315,060	9.57	167,947	640	79.49
6.500 - 6.999	542	84,284,181	19.52	155,506	632	80.52
7.000 - 7.499	553	78,393,027	18.16	141,760	619	82.24
7.500 - 7.999	692	91,935,324	21.29	132,855	607	82.65
8.000 - 8.499	401	48,243,964	11.17	120,309	588	82.93
8.500 - 8.999	370	38,227,434	8.85	103,317	577	83.12
9.000 - 9.499	123	11,063,332	2.56	89,946	568	81.91
9.500 - 9.999	74	6,711,868	1.55	90,701	553	78.89
10.000 - 10.499	29	2,380,922	0.55	82,101	535	78.09
10.500 - 10.999	8	477,370	0.11	59,671	557	69.66
11.000 - 11.499	5	439,406	0.10	87,881	526	81.42
11.500 - 11.999	2	177,127	0.04	88,564	525	63.13
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average mortgage rate of the Group I Mortgage Loans will be approximately 7.4164% per annum.

Original Loan-to-Value Ratios of the Group I Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average FICO
0.01 to 50.00	58	$5,735,654	1.33%	$98,891	586
50.01 to 55.00	28	3,053,136	0.71	109,041	585
55.01 to 60.00	56	6,974,997	1.62	124,554	601
60.01 to 65.00	67	8,542,551	1.98	127,501	599
65.01 to 70.00	160	20,142,345	4.67	125,890	594
70.01 to 75.00	204	27,637,848	6.40	135,480	592
75.01 to 80.00	1,144	160,006,626	37.06	139,866	627
80.01 to 85.00	582	77,379,145	17.92	132,954	598
85.01 to 90.00	704	95,898,552	22.21	136,220	610
90.01 to 95.00	193	26,384,622	6.11	136,708	637
TOTAL	3,196	$431,755,475	100.00%	$135,092	613

As of the cut-off date, the weighted average loan-to-value ratio at origination of the Group I Mortgage Loans will be approximately 81.56%.

Geographic Distribution of Mortgaged Properties of the Group I Mortgage Loans
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
California	474	$91,114,571	21.10%	$192,225	626	80.01%
Michigan	267	29,138,562	6.75	109,133	607	81.55
Florida	235	27,718,495	6.42	117,951	608	80.65
Illinois	157	24,434,847	5.66	155,636	619	83.53
Texas	185	20,873,978	4.83	112,832	590	81.32
Minnesota	140	20,685,191	4.79	147,751	615	81.73
Wisconsin	152	16,517,678	3.83	108,669	609	82.24
Colorado	89	14,358,274	3.33	161,329	626	81.95
Other(1)	1,497	186,913,878	43.29	124,859	609	82.10
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

(1) Other includes states and the District Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Group I Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Purchase	1,237	$164,238,320	38.04%	$132,771	625	82.69%
Rate/Term Refinance	141	19,112,078	4.43	135,547	606	82.02
Equity Refinance	1,818	248,405,078	57.53	136,636	606	80.77
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Mortgage Loan Documentation Type of the Group I Mortgage Loans
documentation type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Full Documentation	2,624	$342,264,104	79.27%	$130,436	607	82.76%
Reduced Documentation	572	89,491,371	20.73	156,453	635	76.93
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Occupancy Types of the Group I Mortgage Loans
OCCUPANCY	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Primary Residence	2,968	$407,743,325	94.44%	$137,380	611	81.59%
Second/Vacation	14	1,688,471	0.39	120,605	639	79.68
Non Owner Occupied	214	22,323,679	5.17	104,316	653	81.10
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Mortgaged Property Types of the Group I Mortgage Loans
Property type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Single-family Detached	2,712	$356,491,609	82.57%	$131,450	611	81.65%
2 to 4 Family	140	24,848,523	5.76	177,489	639	78.91
Planned Unit Developments (detached)	149	23,986,608	5.56	160,984	603	82.69
Condo Low-Rise (less than 5 stories)	106	15,444,730	3.58	145,705	626	81.81
Planned Unit Developments (attached)	46	7,141,480	1.65	155,250	617	83.00
Townhouse	21	1,977,207	0.46	94,153	607	80.83
Manufactured Home	22	1,865,318	0.43	84,787	616	76.79
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Credit Grades of the Group I Mortgage Loans
credit grade	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
A4	1,259	$179,125,757	41.49%	$142,276	645	82.75%
AX	909	128,396,528	29.74	141,250	615	82.08
AM	552	69,348,678	16.06	125,632	579	82.17
B	314	37,910,813	8.78	120,735	553	79.09
C	99	10,720,046	2.48	108,283	548	69.60
CM	63	6,253,654	1.45	99,264	529	65.39
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

Prepayment Penalty Terms of the Group I Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
None	469	$66,009,580	15.29%	$140,745	611	81.17%
12 Months	154	23,804,236	5.51	154,573	622	81.17
24 Months	1,704	241,541,439	55.94	141,750	617	81.43
36 Months	864	99,342,486	23.01	114,980	603	82.21
Other(1)	5	1,057,734	0.24	211,547	602	81.24
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

(1) Other means not 0,12, 24, 36 and not more than 36 months.

Note Margins of the Group I Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
3.500 - 3.999	3	$459,050	0.11%	$153,017	672	87.92%
4.000 - 4.499	18	2,759,276	0.64	153,293	650	78.38
4.500 - 4.999	54	9,470,817	2.19	175,386	653	78.28
5.000 - 5.499	273	45,968,511	10.65	168,383	624	82.33
5.500 - 5.999	214	33,794,625	7.83	157,919	613	82.63
6.000 - 6.499	228	34,752,738	8.05	152,424	621	80.78
6.500 - 6.999	717	113,349,694	26.25	158,089	629	80.05
7.000 - 7.499	362	43,685,112	10.12	120,677	615	80.63
7.500 - 7.999	435	52,863,667	12.24	121,526	607	83.25
8.000 - 8.499	406	46,497,767	10.77	114,527	592	83.70
8.500 - 8.999	280	28,707,279	6.65	102,526	580	83.02
9.000 - 9.499	116	11,734,125	2.72	101,156	574	80.98
9.500 - 9.999	55	4,980,209	1.15	90,549	551	79.67
10.000 - 10.499	25	2,022,615	0.47	80,905	538	77.62
10.500 - 10.999	8	608,839	0.14	76,105	537	76.34
11.000 - 11.499	2	101,150	0.02	50,575	547	67.09
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average note margin of the Group I Mortgage Loans will be approximately 7.0116% per annum.

Maximum Mortgage Rates of the Group I Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
9.000 - 9.999	1	$77,500	0.02%	$77,500	634	68.00%
10.000 - 10.999	1	242,250	0.06	242,250	682	95.00
11.000 - 11.999	68	11,375,103	2.63	167,281	655	78.38
12.000 - 12.999	449	70,094,750	16.23	156,113	638	79.90
13.000 - 13.999	1,105	161,420,771	37.39	146,082	623	81.80
14.000 - 14.999	979	125,643,682	29.10	128,339	603	82.21
15.000 - 15.999	464	50,465,816	11.69	108,763	579	82.34
16.000 - 16.999	105	10,054,701	2.33	95,759	551	80.84
17.000 - 17.999	20	1,919,020	0.44	95,951	552	80.35
18.000 - 18.999	4	461,883	0.11	115,471	519	77.53
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average maximum mortgage rate of the Group I Mortgage Loans will be approximately 13.9286% per annum.

Minimum Mortgage Rates of the Group I Mortgage Loans
Range of minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.000 - 4.999	2	$348,250	0.08%	$174,125	686	89.83%
5.000 - 5.999	86	14,842,929	3.44	172,592	648	79.54
6.000 - 6.999	752	125,830,838	29.14	167,328	637	79.97
7.000 - 7.999	1,135	157,442,015	36.47	138,715	615	82.10
8.000 - 8.999	914	104,251,660	24.15	114,061	590	83.28
9.000 - 9.999	247	24,085,227	5.58	97,511	569	80.76
10.000 - 10.999	51	4,236,873	0.98	83,076	539	77.77
11.000 - 11.999	9	717,683	0.17	79,743	529	74.89
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average minimum mortgage rate of the Group I Mortgage Loans will be approximately 7.5747% per annum.

Next Interest Rate Adjustment Dates of the Group I Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2004-06	2	$452,742	0.10%	$226,371	577	87.11%
2004-08	2	236,972	0.05	118,486	565	84.00
2004-12	1	174,929	0.04	174,929	560	90.00
2005-02	1	51,155	0.01	51,155	600	90.00
2005-03	6	677,200	0.16	112,867	590	83.71
2005-04	133	21,729,526	5.03	163,380	625	81.91
2005-05	986	151,584,990	35.11	153,737	621	81.32
2005-06	1,244	155,825,304	36.09	125,261	606	81.84
2005-07	163	20,491,049	4.75	125,712	606	80.46
2006-01	1	117,457	0.03	117,457	603	90.00
2006-02	1	180,024	0.04	180,024	523	70.00
2006-03	2	214,571	0.05	107,286	647	83.84
2006-04	16	1,832,177	0.42	114,511	638	83.39
2006-05	148	20,621,936	4.78	139,337	609	81.36
2006-06	412	48,061,233	11.13	116,653	610	81.53
2006-07	78	9,504,210	2.20	121,849	617	81.85
TOTAL	3,196	$431,755,475	100.00%	$135,092	613	81.56%

As of the cut-off date, the weighted average months to next interest rate adjustment date will be approximately 26 months.

Characteristics of Initial Mortgage Loans

Group II Mortgage Loans

Group II Mortgage Loan Characteristics Summary Report
	Total	Minimum	Maximum
Statistical Calculation Date Aggregate Principal Balance	$212,755,148.00	$24,000.00	$513,954.13
Number of Loans	1,442
Average Current Loan Balance	$147,542
(1)Weighted Average Original Loan-to-Value Ratio	81.51%	19.00%	95.00%
(1)Weighted Average Mortgage Rate	7.3734%	4.950%	11.250%
(1)Weighted Average Net Mortgage Rate	5.5784%	2.725%	10.670%
(1) Weighted Average Note Margin	6.9606%	3.600%	11.850%
(1) Weighted Average Maximum Mortgage Rate	13.8408%	10.950%	18.250%
(1) Weighted Average Minimum Mortgage Rate	7.5529%	4.950%	11.850%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26
(1) Weighted Average Remaining Term to Maturity (months)	360	351	360
(1) Weighted Average Credit Score	613	474	790

(1) Weighted Average reflected in Total
	Range	Percent of Statistical Calculation Date Principal Balance

Product Type	Adjustable	100.00%

Lien	First	100.00%

Property Type	Single-family detached	82.99%
	2 to 4 Family	4.58%
	Planned Unit Developments (detached)	5.80%
	Condo Low-Rise (less than 5 stories)	3.82%
	Planned Unit Developments (attached)	1.80%
	Townhouse	0.54%
	Manufactured Home	0.47%

Occupancy Status	Primary Residence	94.59%
	Non Owner Occupied	4.30%
	Second/Vacation	1.11%

Documentation Type	Full Documentation	81.75%
	Reduced Documentation	18.25%

Geographic Distribution	California	27.45%
	Michigan	9.94%
	Florida	4.68%
	Texas	3.83%

Number of States (including DC)		47

Loans with Mortgage Insurance		65.46%
(either borrower paid primary insurance policy or the Mortgage Insurance Policy)

Loans with Prepayment Penalties		83.95%

Servicer	HomeComings	87.71%

Credit Score Distribution of the Group II Mortgage Loans
range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average loan-to-value ratio
-499 or Less	13	$931,968	0.44%	$71,690	69.14%
500 - 519	32	3,291,184	1.55	102,850	69.80
520 - 539	66	8,672,951	4.08	131,408	74.84
540 - 559	147	18,583,712	8.73	126,420	79.85
560 - 579	161	21,623,054	10.16	134,305	81.48
580 - 599	200	28,729,433	13.50	143,647	82.62
600 - 619	258	39,978,105	18.79	154,954	82.67
620 - 639	213	33,599,913	15.79	157,746	83.29
640 - 659	137	20,883,577	9.82	152,435	81.03
660 - 679	82	13,899,792	6.53	169,510	81.00
680 - 699	53	9,192,568	4.32	173,445	81.70
700 - 719	32	5,539,591	2.60	173,112	83.30
720 - 739	15	3,700,684	1.74	246,712	82.60
740 - 759	8	1,277,170	0.60	159,646	82.42
760 or Greater	12	2,211,922	1.04	184,327	83.77
Subtotal with Credit	1,429	212,115,626	99.70	148,436	81.53
Not Available	13	639,522	0.30	$49,194	74.71
TOTAL	1,442	$212,755,148	100.00%	$147,542	81.51%

As of the cut-off date, the weighted average credit score of the Group II Mortgage Loans will be approximately 613.

Original Mortgage Loan Principal Balances of the Group II Mortgage Loans
range of Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
0 to 100,000	541	$37,571,769	17.66%	$69,449	598	78.68%
100,001 - 200,000	597	83,712,876	39.35	140,223	609	81.63
200,001 - 300,000	170	41,617,092	19.56	244,806	615	81.63
300,001 - 400,000	114	40,804,131	19.18	357,931	628	83.20
400,001 - 500,000	19	8,535,327	4.01	449,228	643	83.76
500,001 - 600,000	1	513,954	0.24	513,954	560	85.00
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

As of the cut-off date, the average unpaid principal balance of the Group II Mortgage Loans will be approximately $147,542.

Net Mortgage Rates of the Group II Mortgage Loans
range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2.500 - 2.999	7	$1,980,800	0.93%	$282,971	697	79.87%
3.000 - 3.499	29	6,979,349	3.28	240,667	653	78.68
3.500 - 3.999	92	19,109,163	8.98	207,708	640	79.13
4.000 - 4.499	155	29,435,394	13.84	189,906	628	81.90
4.500 - 4.999	178	29,641,481	13.93	166,525	629	83.26
5.000 - 5.499	225	30,315,596	14.25	134,736	627	82.14
5.500 - 5.999	171	23,802,659	11.19	139,197	618	83.66
6.000 - 6.499	133	18,077,479	8.50	135,921	608	84.00
6.500 - 6.999	99	13,580,340	6.38	137,175	594	81.64
7.000 - 7.499	115	15,775,567	7.41	137,179	580	80.07
7.500 - 7.999	67	7,826,148	3.68	116,808	564	79.24
8.000 - 8.499	81	8,941,519	4.20	110,389	554	79.93
8.500 - 8.999	40	3,419,987	1.61	85,500	535	77.65
9.000 - 9.499	19	1,564,715	0.74	82,353	538	73.86
9.500 - 9.999	24	1,707,858	0.80	71,161	526	67.41
10.000 - 10.499	6	510,393	0.24	85,066	544	63.61
10.500 - 10.999	1	86,700	0.04	86,700	584	85.00
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

As of the cut-off date, the weighted average net mortgage rate of the Group II Mortgage Loans will be approximately 5.5784% per annum.

Mortgage Rates of the Group II Mortgage Loans
range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.500 - 4.999	1	$373,332	0.18%	$373,332	703	84.00%
5.000 - 5.499	13	4,031,218	1.89	310,094	708	81.80
5.500 - 5.999	69	14,637,635	6.88	212,140	661	77.90
6.000 - 6.499	108	22,828,362	10.73	211,374	642	80.38
6.500 - 6.999	230	41,906,540	19.70	182,202	626	82.46
7.000 - 7.499	193	29,799,900	14.01	154,404	616	82.84
7.500 - 7.999	331	44,953,250	21.13	135,810	604	81.57
8.000 - 8.499	174	21,480,290	10.10	123,450	592	82.80
8.500 - 8.999	177	20,036,462	9.42	113,200	575	81.84
9.000 - 9.499	65	6,222,202	2.92	95,726	556	80.63
9.500 - 9.999	41	3,557,976	1.67	86,780	561	82.09
10.000 - 10.499	22	1,569,274	0.74	71,331	533	68.77
10.500 - 10.999	16	1,194,063	0.56	74,629	543	67.84
11.000 - 11.499	2	164,644	0.08	82,322	537	75.53
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

As of the cut-off date, the weighted average mortgage rate of the Group II Mortgage Loans will be approximately 7.3734% per annum.

Original Loan-to-Value Ratios of the Group II Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average FICO
0.01 to 50.00	36	$2,858,343	1.34%	$79,398	587
50.01 to 55.00	20	2,300,801	1.08	115,040	564
55.01 to 60.00	36	4,963,696	2.33	137,880	589
60.01 to 65.00	36	4,969,700	2.34	138,047	573
65.01 to 70.00	80	10,085,393	4.74	126,067	589
70.01 to 75.00	84	11,619,481	5.46	138,327	600
75.01 to 80.00	462	70,437,175	33.11	152,461	633
80.01 to 85.00	275	40,220,944	18.90	146,258	597
85.01 to 90.00	333	52,595,001	24.72	157,943	612
90.01 to 95.00	80	12,704,613	5.97	158,808	635
TOTAL	1,442	$212,755,148	100.00%	$147,542	613

As of the cut-off date, the weighted average loan-to-value ratio at origination of the Group II Mortgage Loans will be approximately 81.51%.

Geographic Distribution of Mortgaged Properties of the Group II Mortgage Loans
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
California	243	$58,396,336	27.45%	$240,314	627	80.88%
Michigan	209	21,143,554	9.94	101,165	599	81.08
Florida	83	9,949,325	4.68	119,871	605	81.24
Texas	74	8,153,719	3.83	110,185	590	79.38
Minnesota	48	7,635,332	3.59	159,069	610	79.99
Massachusetts	28	6,968,633	3.28	248,880	616	76.28
Colorado	36	6,903,706	3.24	191,770	628	84.24
Wisconsin	61	6,885,069	3.24	112,870	609	80.98
Other(1)	660	86,719,475	40.76	131,393	610	82.64
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

(1) Other includes states and the District Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Group II Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Purchase	536	$79,010,531	37.14%	$147,408	631	82.94%
Rate/Term Refinance	69	9,718,522	4.57	140,848	598	80.56
Equity Refinance	837	124,026,096	58.30	148,179	603	80.66
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

Mortgage Loan Documentation Type of the Group II Mortgage Loans
documentation type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Full Documentation	1,196	$173,930,780	81.75%	$145,427	609	82.79%
Reduced Documentation	246	38,824,368	18.25	157,823	634	75.74
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

Occupancy Types of the Group II Mortgage Loans
OCCUPANCY	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Primary Residence	1,339	$201,246,217	94.59%	$150,296	611	81.55%
Second/Vacation	15	2,351,123	1.11	156,742	646	83.22
Non Owner Occupied	88	9,157,808	4.30	104,066	656	80.11
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

Mortgaged Property Types of the Group II Mortgage Loans
Property type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Single-family detached	1,223	$176,573,753	82.99%	$144,378	612	81.48%
Planned Unit Developments (detached)	64	12,331,495	5.80	192,680	615	84.20
Two to Four Family Units	68	9,734,205	4.58	143,150	626	77.92
Condo Low-Rise (less than 5 stories)	46	8,135,607	3.82	176,861	614	80.93
Planned Unit Developments (attached)	21	3,828,286	1.80	182,299	626	83.32
Townhouse	8	1,143,078	0.54	142,885	606	86.80
Manufactured Home	12	1,008,725	0.47	84,060	628	79.60
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

Credit Grades of the Group II Mortgage Loans
credit grade	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
A4	539	$85,570,651	40.22%	$158,758	643	82.48%
AX	400	63,274,671	29.74	158,187	622	82.50
AM	249	35,750,809	16.8	143,578	577	83.36
B	157	17,800,866	8.37	113,381	554	78.41
C	54	6,334,563	2.98	117,307	550	68.89
CM	43	4,023,588	1.89	93,572	521	62.21
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

Prepayment Penalty Terms of the Group II Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
None	203	$34,144,700	16.05%	$168,200	616	80.50%
12 Months	58	11,236,139	5.28	193,727	623	82.92
24 Months	704	111,743,125	52.52	158,726	617	81.64
36 Months	345	43,191,777	20.30	125,194	601	81.78
48 Months	2	241,708	0.11	120,854	624	81.96
60 Months	124	11,621,766	5.46	93,724	607	80.72
Other(1)	6	575,933	0.27	95,989	634	82.67
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

(1) Other means not 0,12, 24, 36, 48, 60 and not more than 60 months.

Note Margins of the Group II Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
3.500 - 3.999	1	$373,332	0.18%	$373,332	703	84.00%
4.000 - 4.499	13	3,173,377	1.49	244,106	700	82.37
4.500 - 4.999	35	6,667,423	3.13	190,498	667	81.03
5.000 - 5.499	120	24,626,046	11.57	205,217	614	84.44
5.500 - 5.999	86	15,172,084	7.13	176,420	616	82.96
6.000 - 6.499	119	19,133,861	8.99	160,789	636	81.03
6.500 - 6.999	280	50,399,194	23.69	179,997	620	80.13
7.000 - 7.499	154	20,767,322	9.76	134,853	618	80.24
7.500 - 7.999	224	28,418,678	13.36	126,869	609	80.64
8.000 - 8.499	161	19,598,882	9.21	121,732	594	83.18
8.500 - 8.999	124	13,584,912	6.39	109,556	574	83.49
9.000 - 9.499	60	5,605,169	2.63	93,419	570	82.44
9.500 - 9.999	27	2,359,796	1.11	87,400	558	77.10
10.000 - 10.499	21	1,763,634	0.83	83,983	545	74.65
10.500 - 10.999	11	846,137	0.40	76,922	541	76.17
11.000 - 11.499	5	231,327	0.11	46,265	517	72.41
11.500 - 11.999	1	33,974	0.02	33,974	537	38.00
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

As of the cut-off date, the weighted average note margin of the Group II Mortgage Loans will be approximately 6.9606% per annum.

Maximum Mortgage Rates of the Group II Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
10.000 - 10.999	1	$373,332	0.18%	$373,332	703	84.00%
11.000 - 11.999	40	8,712,941	4.10	217,824	689	80.80
12.000 - 12.999	219	41,058,719	19.30	187,483	645	80.58
13.000 - 13.999	463	73,579,907	34.58	158,920	617	81.70
14.000 - 14.999	443	59,918,738	28.16	135,257	598	82.97
15.000 - 15.999	197	21,996,602	10.34	111,658	574	80.34
16.000 - 16.999	67	5,975,233	2.81	89,183	544	79.06
17.000 - 17.999	11	1,052,977	0.49	95,725	555	63.92
18.000 - 18.999	1	86,700	0.04	86,700	584	85.00
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

As of the cut-off date, the weighted average maximum mortgage rate of the Group II Mortgage Loans will be approximately 13.8408% per annum.

Minimum Mortgage Rates of the Group II Mortgage Loans
Range of minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.000 - 4.999	1	$373,332	0.18%	$373,332	703	84.00%
5.000 - 5.999	48	10,506,978	4.94	218,895	682	80.45
6.000 - 6.999	312	62,190,455	29.23	199,328	633	81.51
7.000 - 7.999	518	76,320,741	35.87	147,337	614	81.23
8.000 - 8.999	382	46,896,174	22.04	122,765	589	82.95
9.000 - 9.999	126	12,286,787	5.78	97,514	564	81.61
10.000 - 10.999	48	3,828,680	1.80	79,764	548	72.32
11.000 - 11.999	7	352,001	0.17	50,286	535	72.19
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

As of the cut-off date, the weighted average minimum mortgage rate of the Group II Mortgage Loans will be approximately 7.5529% per annum.

Next Interest Rate Adjustment Dates of the Group II Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2003-11	1	$56,061	0.03%	$56,061	624	85.00%
2004-06	1	138,800	0.07	138,800	636	80.00
2004-12	1	201,962	0.09	201,962	651	68.00
2005-02	2	249,981	0.12	124,990	562	87.01
2005-03	2	190,432	0.09	95,216	553	79.72
2005-04	46	8,762,670	4.12	190,493	598	81.67
2005-05	398	69,383,365	32.61	174,330	619	81.82
2005-06	563	76,983,077	36.18	136,737	612	81.80
2005-07	87	10,600,545	4.98	121,845	615	82.68
2005-08	1	31,250	0.01	31,250	510	67.00
2005-09	1	144,087	0.07	144,087	596	70.00
2006-03	1	171,643	0.08	171,643	628	80.00
2006-04	3	391,502	0.18	130,501	581	81.88
2006-05	63	10,659,974	5.01	169,206	610	80.70
2006-06	205	26,693,933	12.55	130,214	610	80.83
2006-07	67	8,095,866	3.81	120,834	602	78.14
TOTAL	1,442	$212,755,148	100.00%	$147,542	613	81.51%

As of the cut-off date, the weighted average months to next interest rate adjustment date will be approximately 26 months.